OMB APPROVAL

OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden hours per response………5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2008

Tompkins Financial Corporation

(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851

(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

          On July 24, 2008, the Company issued a press release announcing that James W. Fulmer, Vice Chairman, and Francis M. Fetsko, Executive Vice President and Chief Financial Officer, will present at the Keefe Bruyette & Woods Ninth Annual Community Bank Investor Conference on Tuesday, July 29, 2008, at the Waldorf-Astoria in New York City. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Tompkins Financial Corporation dated July 24, 2008

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: July 25, 2008	By:	/s/ Francis M. Fetsko

Francis M. Fetsko Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT DESCRIPTION	PAGE

99.1	Press Release of Tompkins Financial Corporation dated July 24, 2008